





Texas Rare Earth Resources Corp.

Preliminary Economic Assessment Results for the

Round Top Project

Presentation: June 15, 2012

TRER
CRITICAL RARE EARTHS
OTCQX: TRER

CAUTIONARY NOTE TO INVESTORS

The United States Securities and Exchange Commission (the "SEC") permits United States mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. This presentation uses the terms "mineral resource," "measured mineral resource," "indicated mineral resource," and "inferred mineral resource." We advise U.S. investors that while these terms are defined in accordance with Canadian National Instrument 43-101 and the Canadian Institute of Mining, Metallurgy and Petroleum ("CIM") - CIM Definition Standards on Mineral Resources and Mineral Reserves, adopted by the CIM Council, as amended (the "CIM Standards"), such terms are not recognized by the SEC and are normally not permitted to be used in reports and registration statements filed with the SEC. Our Round Top Rare Earth project currently does not contain any known proven or probable ore reserves under SEC Industry Guide 7 reporting standards. U.S. Investors are cautioned not to assume that mineral deposits in these categories reflect economically and legally recoverable quantities of rare earth minerals. The results of the PEA disclosed in this presentation are preliminary in nature and include inferred mineral resources that are considered too speculative geologically to have the economic considerations applied to them that would enable them to be categorized as mineral reserves and there is no certainty that the results of the PEA will be realized. Mineral resources that are not mineral reserves have no demonstrated economic viability. The SEC normally only permits issuers to report mineralization that does not constitute "reserves" by SEC Industry Guide 7 reporting standards as in-place tonnage and grade without reference to unit measures. **U.S. Investors are cautioned not to assume that any part or all of mineral deposits in these categories will ever be converted into SEC Industry Guide 7 compliant reserves.** U.S. Investors are urged to consider closely the disclosure in our latest reports and registration statements filed with the SEC, which may be secured from us, or from the SEC's website at http://www.sec.gov/edgar.shtml.

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information under Canadian securities laws. Mineral resource estimates, mineralogy, results of PEA (including LOM, cash flows, NPV, IRR, process facility capacity, total sales, capital costs, percentage of revenues from CREO's, recovery rates, metallurgical recovery rates, low-acid consumption, REOs prices, and operating and other costs), timing and completion of the PEA, support of local community and state officials for development of project, size of the deposit, economics of the Round Top project, occurrence of CREOs, mineralogy, use of low-cost conventional processing methods, ratio of HREEs, consistency of REE grades within the rhyolite, infrastructure assumptions, conclusions from leach testing and related recovery and extraction rates, and ability to separate uranium from host rock are forward-looking statements. The material factors and assumptions used to develop forward-looking statements contained in this press release include the following: exploration and assay results, results of the PEA; mineral resource estimates; terms and conditions of agreements with contractors (including Gustavson); assumptions concerning REEs prices; cut-off grade; power costs, processing recovery rates; mine plans and production scheduling; process and infrastructure design and implementation; accuracy of the estimation of operating and capital costs; applicable tax rates; open-pit design, accuracy of mineral resource estimates and resource modeling; reliability of sampling and assay data; representativeness of mineralization; accuracy of metallurgical testwork; and, board approved plans. When used in this press release, the words "potential", "indicate", "expect", "intend", "hopes," "believe," "may," "will," "if," "anticipate," and similar expressions are intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements. Such factors include, among others, uncertainty of mineralized material and mineral resource estimates, risks relating to completing metallurgical testing at the Round Top project, risks related to project development determinations, risks related to fluctuations in the price of rare earth minerals, the inherently hazardous nature of mining-related activities, potential effects on the Company's operations of environmental regulations, risks due to legal proceedings, risks related to uncertainty of being able to raise capital on favorable terms or at all, as well as those factors discussed under the heading "Risk Factors" in the Company's quarterly report on Form 10-Q as filed on April 16, 2012, and the Company's latest annual report on Form 10-K as filed on November 22, 2011 and other documents filed with the U.S. Securities and Exchange Commission. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Except as required by law, the Company assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise.

PEA – ROUND TOP PROJECT OVERVIEW

TRER CRITICAL RARE EARTHS

Project Highlights

	After-Tax		Pre-Tax
	(Millions US$)		
Net Present Value 2012-2043 (10% discount rate)	$ 1,248		$ 1,818
Internal Rate of Return (%)	19%		21%
Life of Mine	26 years		
Life-of-Mine Net Cash Flow	$ 10,292		$ 13,789
Annual Net Cash Flow at Full Production	$ 482		$ 650
Project Capital Costs	$ 2,036		$ 2,036
Payback (years)	4.3		4.1

PEA - ROUND TOP PROJECT OVERVIEW

TRER CRITICAL RARE EARTHS

Resource Inventory – MI&I

	Oxide	Oxide Tonnes	PPM	Oxide Tonnes	PPM
		Measured + Indicated*		Inferred*	
	Tonnes (000s)	359,150		674,675	
MINERAL RESOURCE ESTIMATE	CREO	127,336	355	238,761	354
	Non-CREO	102,163	284	191,839	284
	Total	229,499	639	430,599	638

See Cautionary Note to Investors

PEA – ROUND TOP PROJECT OVERVIEW

TRER CRITICAL RARE EARTHS

Competitive Advantages



El Paso
Hudspeth
Culberson
Round Top Mountain
Jeff Davis
Presidio
Gas Lines
Railroads
I-10
0 10 20 40 60
Miles

- On State-owned land … pro-natural resource, favorable permitting … strong support from state and community officials
- Excellent infrastructure … close proximity to Interstate 10, rail, electricity, water, and natural gas transmission line … significant potential cost savings
- Simple mineralogy … test results indicate REEs uniformly distributed throughout the Rhyolite
- Favorable initial metallurgical testing indicates average recoveries of 75% to 83% of TREOs utilizing conventional technology
- 97% of revenues forecasted from the sale of CREOs
- Experienced management team with extensive project management expertise

PEA – ROUND TOP PROJECT

Critical Rare Earth Oxides (CREOs)

Five of the rare earth elements are deemed critically important to clean energy and subject to potential supply risk:

Dysprosium
Europium
Neodymium
Terbium
Yttrium

TRER's PEA is focused on these critical rare earth oxides (CREOs) - 97% of TRER projected revenue from CREOs.



Medium Term (5–15 years)
Importance to clean energy
4 (high)
3
2
1 (low)
Neodymium
Dysprosium
Europium
Yttrium
Terbium
Indium
Lithium
Tellurium
Gallium
Cerium
Cobalt
Lanthanum
Praseodymium
Samarium
1 (low)
2
3
4 (high)
Supply risk
Critical
Near Critical
Not Critical

Source: U.S. Department of Energy, Critical Materials Strategy, December 2010.

PEA – ROUND TOP PROJECT OVERVIEW

TRER CRITICAL RARE EARTHS

Geological & Mineralogical Characteristics

- Large surface deposit
  - 359 million tonnes of measured and indicated resource*, with an average TREO grade of 639 ppm
  - 675 million tonnes of inferred resource*, with an average TREO grade of 638 ppm
  - Low strip ratio of 1:16
  - Surface mining
- Unique peralkaline rhyolite host rock with favorable mineralogy … silicate vs. carbonate
- Simple mineralogy is key to low-cost processing … REEs uniformly distributed throughout the Rhyolite
- Favorable initial metallurgical testing and characterization … simple metallurgy applying conventional technology
- ***Proprietary reagents yield good selectivity from samples, providing TREO average recoveries of 75% to 83%***

**See Cautionary Note to Investors*

PEA – FINANCIAL HIGHLIGHTS

Project Basis

Start-up	Mid-2018
Mining	Owner
Construction	36-months (July 2015 - June 2018)
Mine Life	26 years
Production	80,000 nominal tonnes per day
Mining Rate	85,000 tonnes per day (1:16 stripping ratio)
Separation	10,800 nominal tonnes of TREO/annum sold @ 72% recovery

PEA – FINANCIAL HIGHLIGHTS

Financial Assumptions

Net Cash Flows	Unlevered cash flows discounted at 10% from **2012**
Fed. Income Tax	35% Rate 14% Depletion Allowance
Royalty	(Revenue - Processing Costs) x 6.25%
Reclamation	$150 million
Property Tax	Millage rate of $100.00

PEA – FINANCIAL HIGHLIGHTS

Price/Recovery Assumptions

HIGH **79% Recovery**	*10% After-Tax NPV* = $4,816 million (US$)
CREO: Non-CREO:	March 15th pricing as shown on Metal Pages. (Same as Base Case.)
BASE **72% Recovery**	*10% After-Tax NPV* = $1,248 million (US$)
CREO: Non-CREO:	Mid-point of Roskill's forecast (Rare Earths & Yttrium: Market Outlook to 2015). Priced at 25% of March 15th pricing (consistent with carbonate pricing).
LOW **64% Recovery**	*10% After-Tax NPV* = $293 million (US$)
CREO: Non-CREO:	50% of March 15th pricing as shown on Metal Pages. (Same as Base Case.)

PEA – FINANCIAL HIGHLIGHTS

Financial – Base Case

	After-Tax	Pre-Tax
	(Millions US$)	
Net Present Value 2012-2043 (10% discount rate)	$ 1,248	$ 1,818
Internal Rate of Return (%)	19%	21%
Life of Mine	26 years	
Life-of-Mine Net Cash Flow	$ 10,292	$ 13,789
Annual Net Cash Flow at Full Production	$ 482	$ 650
Project Capital Costs	$ 2,036	$ 2,036
Payback (years)	4.3	4.1

Life-of-Mine Revenue	$ 29,923
Initial Project Capital Including Contingency (25%)	$ 2,036
Life-of-Mine TREO Sold (tonnes)	271,262
Life-of-Mine CREO Sold (tonnes)	186,810
Basket Price TREO per Kg Sold	$ 110.31
Operating Cost TREO per Kg Sold	$ 47.91

PEA – FINANCIAL HIGHLIGHTS

Operating – Base Case

Target Annual Milled Tonnes (Rhyolite)		29,200,000
Stripping Ratio		1:16
Life-of-Mine (years)		26
Average Production Grade	TREO	0.06%
	CREO	0.04%
Target Annual Production Tonnes	TREO	13,536
	CREO	7,451
Recovery Rate		72%
Production Start-up		Mid-2018
Time to Full Production (years)		2

PEA – FINANCIAL HIGHLIGHTS

Capital Costs

Direct	$ 1,182,500,000
Indirect	447,000,000
Subtotal	$ 1,629,500,000
Contingency (25%)	407,400,000
Subtotal	$ 2,036,900,000
Pre-Construction	91,897,000
Sustaining	859,150,000
Total	$ 2,987,766,000

Operating Costs

	Unit Cost
Milling/Flotation	$ 9.15
Separation	$ 3.50
G&A	$ 0.85
Mining	$ 1.94
Total	$ 15.44

PEA – FINANCIAL HIGHLIGHTS

Oxide Pricing Peer Comparison

Oxide	Frontier Zandkopsdrift	Matamec Kipawa	Avalon Nechalacho	Average	TRER Round Top (Base Case)	Asian Metals 2022 Forecast
	Price/Kg					
CREO						
Neodymium (Nd_2O_3)	$ 96.50	$ 75.00	$ 76.78	$ 82.76	$ 100.00	$ 245.00
Europium (Eu_2O_3)	$ 1,153.50	$ 500.00	$ 1,392.57	$ 1,015.36	$ 1,100.00	$ 4,650.00
Terbium (Tb_4O_7)	$ 1,058.00	$ 1,500.00	$ 1,055.70	$ 1,204.57	$ 1,100.00	$ 4,225.00
Dysprosium (Dy_2O_3)	$ 727.00	$ 750.00	$ 688.00	$ 721.67	$ 900.00	$ 900.00
Yttrium (Y_2O_3)	$ 107.00	$ 20.00	$ 67.25	$ 64.75	$ 50.00	$ 350.00
Non-CREO						
Lanthanum (La_2O_3)	$ 34.75	$ 10.00	$ 17.49	$ 20.75	$ 7.00	$ 9.00
Cerium (CeO_2)	$ 26.75	$ 5.00	$ 12.45	$ 14.73	$ 7.00	$ 7.00
Praseodymium (Pr_6O_{11})	$ 90.50	$ 75.00	$ 75.20	$ 80.23	$ 35.00	$ 55.00
Gadolinium (Gd_2O_3)	$ 56.00	$ 30.00	$ 54.99	$ 47.00	$ 25.63	$ 25.63
Samarium (Sm_2O_3)	$ 39.00	$ 9.00	$ 13.50	$ 20.50	$ 17.13	NA

PEA – FINANCIAL HIGHLIGHTS

Revenue Distribution by Product


Praseodymium
Samarium
Gadolinium
Cerium
Neodymium
Lanthanum
Europium
Terbium
Yttrium
Dysprosium

Oxide	% of Total Revenue (Base Case)	Life-of-Mine Revenue (Millions US$)	Annual Revenue @ Full Production (Millions US$)
CREO			
Neodymium	5.9%	$ 1,770	$ 71
Europium	0.5%	135	5
Terbium	8.2%	2,451	98
Dysprosium	57.6%	17,224	687
Yttrium	24.7%	7,381	294
Non-CREO			
Lanthanum	0.3%	$ 88	$ 4
Cerium	1.2%	367	15
Praseodymium	0.8%	232	9
Samarium	0.4%	110	4
Gadolinium	0.5%	164	7
Total CREO	96.8%	28,962	1,155
Total Non-CREO	3.2%	961	38
Total TREO	100.0%	$ 29,923	$ 1,194

PEA – FINANCIAL HIGHLIGHTS

Project Peer Comparison

	Unit	Separated REO				REO Concentrate	
		TRER Round Top (Base Case)	Avalon Nechalacho	Frontier Zandkopsdrift	Arafura Nolan's Bore	Matamec Kipawa	Rare Element Bear Lodge
LOM	years	26	20	20	20	13	19
Recovery	%	72%	75%	67%	83%	81%	81%
Annual Steady State TREO	tonnes	13,536	10,000	20,000	20,000	5,257	9,433
LOM TREO Sold	tonnes	271,262	200,000	400,000	400,000	68,341	179,227
Annual Steady State CREO	tonnes	7,451	2,970	4,308	5,840	2,292	2,339
LOM CREO Sold	tonnes	186,810	59,400	86,160	116,800	29,797	44,448
CREO:TREO	%	69%	30%	22%	29%	44%	25%
LOM CAPEX	MM $	$ 2,988	$ 1,200	$ 937	$ 903	$ 316	$ 404
LOM OPEX	MM $	$ 12,996	$ 1,618	$ 5,232	$ 7,144	$ 1,160	$ 1,178
Total LOM Cost	MM $	$ 15,984	$ 2,818	$ 6,169	$ 8,047	$ 1,476	$ 1,582
Average Price	$/kg	$ 110.31	$ 46.33	$ 58.23	$ 38.00	$ 42.80	$ 38.58
COGS	$/kg	$ 47.91	$ 8.09	$ 13.08	$ 17.86	$ 16.97	$ 6.57
CAPEX/LOM TREO Sold	$/kg	$ 11.01	$ 6.00	$ 2.34	$ 2.26	$ 4.62	$ 2.26
Total Cost/LOM TREO	$/kg	$ 58.93	$ 14.09	$ 15.42	$ 20.12	$ 21.59	$ 8.83
OPEX Margin	%	57%	83%	78%	53%	60%	83%
Total Margin	%	47%	70%	74%	47%	50%	77%
Gross Margin	$/kg	$ 51.39	$ 32.24	$ 42.81	$ 17.88	$ 21.21	$ 29.75
NPV	MM $	$ 1,248	$ 1,270	$ 3,650	$ 4,034	$ 500	$ 1,271
NPV Discount Factor	%	10%	10%	11%	10%	10%	10%
Pre/Post-Tax		Post-Tax	Post-Tax	Post-Tax	Post-Tax	Pre-Tax	Post-State/ Pre-Fed

PEA – FINANCIAL HIGHLIGHTS

TRER CRITICAL RARE EARTHS

Sensitivity

	High	Base	Low
		(Millions US$)	
Recovery Sensitivity			
Roskill Pricing ($/kg)	$ 110.31	$ 110.31	$ 110.31
Recovery	79%	72%	64%
After-Tax NPV (10% discount rate)	$ 1,648	**$ 1,248**	$ 774
Pricing Sensitivity			
Pricing Case ($/kg)	$ 188.99	$ 110.31	$ 96.27
Recovery	72%	72%	72%
After-Tax NPV (10% discount rate)	$ 4,137	**$ 1,248**	$ 721

Base Case Assumptions (Roskill Pricing/72% Recovery)			
		(Millions US$)	
Operating Costs	+ 15%		- 15%
After-Tax NPV (10% discount rate)	**$ 1,022**		**$ 1,473**
Capital Costs	+ 35%		- 15%
After-Tax NPV (10% discount rate)	**$ 766**		**$ 1,452**
Grade	+ 15%		- 15%
After-Tax NPV (10% discount rate)	**$ 1,857**		**$ 626**

PEA – FINANCIAL HIGHLIGHTS

Breakeven Analysis

	High	Base	Low
Breakeven Recovery Analysis*	(Per price case)		
Price Case ($/kg)	$ 188.99	$ 110.31	$ 96.27
Breakeven Recovery	30%	51%	58%
Breakeven Price Analysis**	(Per recovery rate)		
Recovery Case	79%	72%	64%
Breakeven Price ($/kg)	$ 71.18	$ 78.14	$ 88.25

**Breakeven Recovery is the recovery rate that generates a 10% after-tax IRR for each price case.*

***Breakeven Price is the price that generates a 10% after-tax IRR for each recovery case.*

PEA – ROUND TOP PROJECT

Summary - Project Differentiators

- Large surface deposit with more than 50% CREOs
- State land … strong local & state support … 85 miles east of El Paso, TX
- Excellent infrastructure … significant potential cost savings
- Simple mineralogy … test results indicate REEs uniformly distributed throughout the Rhyolite
- Favorable initial metallurgical testing indicates average recoveries of 75% to 83% of TREOs utilizing conventional technology and low acid consumption
- 97% of revenues forecasted from the sale of CREOs
- Experienced management team with extensive project management expertise

PEA – ROUND TOP PROJECT

Estimated Project Timeline


2011
2012
2013
2014
2015
2016
2017
2018
Resource Exploration and Delineation
Scoping / PEA Study
Metallurgical Process and Development
Pre-Feasibility Study
Environmental Baseline
Feasibility Study
Final Engineering / Construction / Start-Up
Production

PEA – ROUND TOP PROJECT

Capital Structure

OTCQX:TRER	
Shares Outstanding	36.5 million
Fully Diluted	50.5 million
Market Capitalization	$29.2 million
Recent Price (June 12, 2012)	$0.80
52-Week Range	$0.26 - $6.00
Average 3-Month Daily Volume	10,233
Cash Position (February 29, 2012)	$12.7 million

Office Locations: Englewood, CO & Sierra Blanca, TX

PEA – ROUND TOP PROJECT

TRER
CRITICAL RARE EARTHS

PEA Recommendations

Based on the preliminary economic viability of the Round Top project, Gustavson Associates recommends the following next steps:

- Conduct a drilling exploration program to further delineate the REE resources
- Conduct an environmental baseline study and begin conceptual design of tailings disposal
- Conduct metallurgical studies to assess the occurrence and leachability of REE minerals
- Prepare a Pre-Feasibility Study

PEA – ROUND TOP PROJECT

Contact

Investor Relations

Nadine Wakely, Director

Phone: 303.597.8737, x111

Fax: 303.248.7728

E-mail: nwakely@trer.com

PEA – ROUND TOP PROJECT

Appendices



PEA – ROUND TOP PROJECT OVERVIEW

TRER CRITICAL RARE EARTHS

Conventional Processing Flow Sheet


ROM From Trucks
Crushing
Grinding
Flotation
Tails Disposal
HCL Leach
Residue Disposal
Th, U, Fe, Pb Removal
Solvent Extraction
REE Separation
Rare Earth Product
Market
CREOs: Dysprosium, Europium, Neodymium, Terbium, & Yttrium
Non-CREOs: Cerium, Gadolinium, Lanthanum, Praseodymium, & Samarium

PEA – ROUND TOP PROJECT

Rare Earths Demand

- Chinese export quotas are projected to gradually decrease from 30,200 tonnes in 2011 to 22,000 tonnes in 2016.
- In 2011, ROW demand exceeded Chinese exports of REE by 4,800 tonnes. By 2016, this gap is projected to widen to 34,000 tonnes indicating a need for new ROW supply sources.



Divergence of China Export Quota & ROW Demand
ROW Demand
China Demand
China Export Quota
tonnes REO
120,000
100,000
80,000
60,000
40,000
20,000
0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Source: Industrial Mineral Company of Australia (IMCOA).

RARE EARTHS

- Aerospace
  - Stepping motors, couplings, instrumentation, auto-compass, sensors and relay switches.
- Automotive
  - Starter motors, anti-lock braking systems, motor drives for wipers, injection pumps, fans and controls for windows, seats, etc, loudspeakers, eddy current brakes, alternators, speedometers. Hybrid vehicle generators and drive motors.
- Medical
  - Dentures, orthopaedics, wound closures, stomach seals, repulsion collars, ferromagnetic probes, magnetomotive artificial hearts, MRI scanners.
- Consumer Electronics/appliances
  - DC motors for showers, washing machines, drills, citrus presses, knife sharpeners, food mixers, can openers, hairs trimmers etc, low voltage DC drives for cordless appliances e.g. drills, hedge cutters, chainsaws, magnetic locks for cupboards or doors, loudspeakers for TV and audio, TV beam correction and focusing devices, CD drives, video recorders, computers, electric clocks, analogue watches.
- Data Processing
  - Disc drives and actuators, stepping motors, printers.
- Energy
  - Generators for wind turbines, tidal power, run-of-river hydropower (still a small market, but one that is likely to grow in coming years).
- Defense/military
  - Missile guidance systems, radar systems, accelerometers, night vision goggles.
- Electronics and Instrumentation
  - Sensors, contactless switches, NMR spectrometers, energy meters, electro-mechanical transducers, crossed field tubes, flux-transfer trip devices, dampers, guitar pickups.
- Electric Bicycles
  - The use of NdFeB magnets in the popular electric bicycle is a large and growing market in Asia.
- Industrial
  - DC motors for magnetic tools, robotics, magnetic separators for extracting metals and ores, magnetic bearings, servo-motor drives, lifting apparatus, brakes and clutches, meters and measuring equipment.
- Telecommunications
  - Loudspeakers, microphones, telephone ringers, electro-acoustic pick-ups, switches and relays.

Source: Roskill Rare Earths Report 14, Table 105, Materials World quoted as their source

PEA – ROUND TOP PROJECT

Management

Marc LeVier, Chief Executive Officer and President

Marc LeVier was appointed as the Company's Chief Executive Officer and President in May 2011. He spent 22 years with Newmont Mining Corporation in several professional capacities, including 16 years as the Senior Director of Metallurgical Research and Development. Mr. LeVier led the world-class metallurgical research team in the development of processes for resources which have become Newmont's primary producing properties today. These include the development of the Gold Quarry refractory ore treatment plant (ROTP) at the Carlin Trend in Nevada, the Batu Hijau porphyry copper-gold mine in Indonesia, the heap leach operations at Minera Yanacocha in Peru, the Ahafo operations in Ghana, the Phoenix operation in Nevada, and the Boddington operation in Australia. Mr. LeVier led the teams in the development of the former operations at Minahasa in Indonesia and the Zarafshan-Newmont Joint Venture heap leach operation in Uzbekistan. With 40 years' experience in advanced process engineering within the mining industry, he has developed and led multi-disciplinary teams in the development of hydrometallurgical, chemical and engineering design processes for base metals, industrial minerals, uranium, coal, iron ore, and precious metals, and published numerous technical papers on metallurgical research and process development. He served in the U.S. Army Corps of Engineers. Mr. LeVier served as the President of the Mining and Metallurgical Society (MMSA) for four years. He holds both a B.S. and a Master's degree in Metallurgical Engineering from Michigan Technological University.

Chris Mathers, Chief Financial Officer

Chris Mathers was appointed chief financial officer in December 2010. He has over 17 years' operational and financial experience in manufacturing, construction, and heavy industry. For the previous 10 years, he was involved in providing contract chief financial officer and consulting services to a wide variety of privately and publicly held companies. From 1993 through 1999, Mr. Mathers served as chief financial officer to InterSystems, Inc. Beginning his career in public accounting with the international accounting firm of PriceWaterhouse, Mr. Mathers is a certified public accountant. He holds a B.A. in accounting from Southwestern University located in Georgetown, Texas.

PEA – ROUND TOP PROJECT

Management

Anthony Garcia, Senior Vice President of Project Development & Engineering

Anthony Garcia joined the Company as Senior Vice President of Project Development and Engineering in August 2011. He is a registered professional engineer and is recognized as a QP per Canadian Rule NI 43-101. Mr. Garcia has considerable international mineral industry experience gained with Newmont Mining Corporation and Bechtel Mining and Metals. He has been responsible for managing due diligence evaluations, scoping studies, prefeasibility studies, feasibility studies, basic engineering reports as well as project management for the detailed design, construction and commissioning of mine and processing facilities. Mr. Garcia has experience in the gold, copper, uranium, silver, platinum group metals, potash, and cement industries. He is familiar with SEC, NI 43-101, and JORC reporting codes. Most recently, Mr. Garcia served as the Value Assurance Senior Director for Newmont Mining, where he oversaw the review of 35 projects in Newmont's development pipeline. He earned his engineering degree from Colorado State University.

Stanley Korzeb, Vice President of Exploration

Stanley Korzeb has served as the Company's Vice President of Exploration since January 2007. Prior to that time, he served as exploration geologist for Teck Cominco of the Pend Oreille Mine in Metaline Falls, Washington, and chief geologist for Metalline Mining Company in Coeur D' Alene, Idaho. During 2003 to 2005, Mr. Korzeb was the chief geologist helping direct the underground exploration program at the Sierra Mojada Mining District in the State of Coahuila, Mexico. Prior to that, Mr. Korzeb spent a year as a consultant exploration geologist on three gold properties for Crystallex International Corp., Gold Reserve Inc., and Vista Gold Corp. From September 1980 to February 1996, Mr. Korzeb was a geologist with the U.S. Bureau of Mines in Denver, Colorado. Mr. Korzeb received a B.S. in Geology from the University of Massachusetts in 1975 and a Master of Science in Geology in 1977 from Miami University in Oxford, Ohio.